SUPPLEMENT

dated June 30, 2021 to the

SUMMARY PROSPECTUSES, PROSPECTUS

and the

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

dated May 31, 2021

Yorktown Treasury Advanced Total Return Fund

(Institutional Class Shares)

Yorktown Growth Fund

Yorktown Capital Appreciation Fund

Yorktown Short Term Bond Fund

Yorktown Master Allocation Fund

Yorktown Small Cap Fund

(Class A, Class L, and Institutional Class Shares)

Yorktown Multi-Sector Bond Fund

(Class A, Class L, Institutional Class, and Class C Shares)

The third footnote of the Average Annual Total Returns table in “Section 1 | FUND SUMMARIES – Yorktown Capital Appreciation Fund” in the Summary Prospectus and the Prospectus is deleted and replaced as follows:

“(3)	In prior prospectuses, the Fund compared its performance against the MSCI World Index as its primary benchmark. The Adviser believes the S&P 500® Total Return Index (“S&P 500® Index”) is a more appropriate and accurate index against which to compare the Fund’s investment strategies and, therefore, the S&P 500® Index will replace the MSCI World Index as the Fund’s primary benchmark in future comparisons. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 11.2 trillion indexed or benchmarked to the S&P 500® Index, with indexed assets comprising approximately USD 4.6 trillion of this total. The S&P 500® Index includes 500 leading companies and covers approximately 80% of available market capitalization.”

The third footnote of the Average Annual Total Returns table in “Section 1 | FUND SUMMARIES – Yorktown Multi-Sector Bond Fund (Class A, Class L, and Institutional Class Shares)” in the Summary Prospectus and the Prospectus is deleted and replaced as follows:

“(3)	In prior prospectuses, the Fund compared its performance against the Dow Jones Conservative Portfolio Index as its primary benchmark. The Adviser believes the Bloomberg Barclays U.S. Aggregate Bond Index is a more appropriate and accurate index against which to compare the Fund’s investment strategies and, therefore, the Bloomberg Barclays U.S. Aggregate Bond Index will replace the Dow Jones Conservative Portfolio Index as the Fund’s primary benchmark in future comparisons.”

The third footnote of the Average Annual Total Returns table in section “Section 1 | FUND SUMMARY – Yorktown Multi-Sector Bond Fund (Class C Shares) in the Summary Prospectus and the Prospectus is deleted and replaced as follows:

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“(3)	In prior prospectuses, the Fund compared its performance against the Dow Jones Conservative Portfolio Index as its primary benchmark. The Adviser believes the Bloomberg Barclays U.S. Aggregate Bond Index is a more appropriate and accurate index against which to compare the Fund’s investment strategies and, therefore, the Bloomberg Barclays U.S. Aggregate Bond Index will replace the Dow Jones Conservative Portfolio Index as the Fund’s primary benchmark in future comparisons.”

The following information replaces the last paragraph, in its entirety, for the section “Section 3 | WHO MANAGES YOUR MONEY” – The Portfolio Managers” in the Prospectus:

“A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory contract with the Adviser is available in the Funds’ Semi-Annual Report dated July 31, 2020.”

The following information replaces in its entirety the section “Section 3 | WHO MANAGES YOUR MONEY – Yorktown Multi-Sector Bond Fund (Class C Shares) – The Portfolio Managers” in the Prospectus:

“The Portfolio Managers

Mr. David D. Basten is the Adviser’s Chief Investment Officer and a Portfolio Manager for the Fund, having served in that capacity since commencement of the Fund’s operations. Mr. David D. Basten is President and Director of the Adviser, Managing Partner of Waimed Enterprises, LLC and partner of Downtown Enterprises.

Mr. David M. Basten has served as Portfolio Manager since 2005 and prior to that held various positions at the Adviser, including as a securities analyst.

In addition to Mr. David D. Basten and Mr. David M. Basten, Mr. Barry D. Weiss and Mr. John P. Tener serve as Portfolio Managers on the Fund. Mr. Weiss has served as Portfolio Manager since 2019 and prior to that was a Senior Director with the Kroll Bond Rating Agency from 2016 through March 2019. Mr. Weiss was Director for Fund Ratings at Standard & Poor’s Rating Services from 2013 through 2016. Mr. Tener has served as Portfolio Manager since 2019 and prior to that was a Portfolio Manager for Atlantic Capital Management from 2013 through April 2019. A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory contract with the Adviser is available in the Funds’ Semi-Annual Report dated July 31, 2020.”

The cover page of the SAI is revised to include the Ticker Symbols for the Funds as follows:

Ticker Symbols
Institutional
“Yorktown Funds	Class A	Class L	Class	Class C
Yorktown Growth Fund (the “Growth Fund”),	AFGGX	APITX	APGRX	(None)
Yorktown Capital Appreciation Fund (the “Capital Appreciation Fund”),	APIGX	AFDDX	AFAAX	(None)
Yorktown Short Term Bond Fund (the “Short Term Bond Fund”),	APIMX	AFMMX	APIBX	(None)
Yorktown Multi-Sector Bond Fund (the “Multi-Sector Bond Fund”),	APIUX	AFFIX	APIIX	AFFCX
Yorktown Master Allocation Fund (the “Master Allocation Fund”),	APIFX	APILX	APMAX	(None)
Yorktown Small Cap Fund (the “Small Cap Fund”) and	YOVAX	YOVLX	YOVIX	(None)
Yorktown Treasury Advanced Total Return Fund (the “Treasury Advanced Total Return Fund”)*;	(None)	(None)	AATRX	(None)

(each a “Fund” and collectively, the “Funds”).

*Shares of the Treasury Advanced Total Return Fund are not currently being offered for sale.”

Please retain this supplement with your records.

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